UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 14, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2007, the Compensation Committee of Matritech’s Board of Directors (the “Committee”) awarded annual bonuses to executive officers in accordance with the provisions of our Management Bonus Plan (the “Plan”) and for the Vice President, Sales, a separate compensation arrangement establishing a cash bonus target and corresponding objectives. The Committee reviewed the performance of the Company for 2006 to determine the corporate performance rating under the Plan. The Committee determined that some objectives had been partially achieved, but that based on the weighting of the objectives established by the Committee in March 2006, the corporate performance rating was unacceptable and the rating factor zero. The Committee also reviewed the performance of each executive officer other than the Chief Executive Officer and President against pre-established individual performance objectives. Based on the extent of achievement of those individual performance objectives, the Committee awarded bonuses to the executive officers named below in the amounts recited:

Individual	Position	Current Cash Award	Restricted Stock Award or Restricted Stock Unit Award	Deferred Cash Award

Richard A. Sandberg	Chief Financial Officer, Vice President and Assistant Secretary	$11,503.88	10,271 shares	$5,751.94
Melodie R. Domurad	Vice President, Clinical and Regulatory Affairs	$14,622.10	13,055 shares	$7,311.05
Gary J. Fagan	Vice President, Research and Development	$8,240.00	7,357 shares	$4,120.00
David G. Kolasinski	Vice President, Sales	$7,500.00	10,195 shares	$5,709.38
Franz Maier	President, Matritech GmbH	17,030 Euros	20,116 units	8,515 Euros
John E. Quigley	Vice President, Marketing	$8,842.10	7,894 shares	$4,421.05
Patricia Randall	Vice President, General Counsel, Chief Legal Officer and Secretary	$19,685.60	17,576 shares	$9,842.80

All of the terms and provisions applicable to the restricted stock awards, the restricted stock unit awards and the deferred cash awards are as provided in the Plan and as is contained in the form of restricted stock award agreement and restricted stock unit award agreement previously approved by the Committee. A copy of the form of restricted stock award is attached hereto as Exhibits 10.1. The form of restricted stock unit award agreement was filed as Exhibit 10.2 to our Current Report on Form 8-K filed March 10, 2006.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement for bonus awards made in March, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date March 19, 2007
By: /s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement for bonus awards made in March, 2007.

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